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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (Date of Earliest Event Reported): March 29, 2000
(February 15, 2000)



                                 NAM CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                  Delaware                              0-21419                            23-2753988
      -----------------------------             ------------------------                ------------------
      (State or Other Jurisdiction              (Commission File Number)                 (I.R.S. Employer
           of Incorporation)                                                            Identification No.)

               1010 Northern Boulevard
                Great Neck, New York                              11021
        ----------------------------------------               ----------
        (Address of Principal Executive Offices)               (Zip Code)



       Registrant's telephone number, including area code: (516) 829-4343

================================================================================

Item 5.  Other Events.

         On February 15, 2000, we issued 1,850 shares of Series A Exchangeable Preferred Stock for an aggregate purchase price of $1,850,000. We also issued warrants to purchase an aggregate of 46,250 shares of our common stock at an exercise price of $10.52 per share, exercisable on or after August 15, 2000 and expiring on the close of business on August 15, 2005. The offering of our Series A Exchangeable Preferred Stock and warrants was made pursuant to Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Securities Act").

         On February 16, 2000, we entered into an Equity Line of Credit Agreement with Moldbury Holdings Limited. Under this agreement, we have the right, until February 15, 2003, to require that Moldbury Holdings Limited purchase between $500,000 and $7,000,000 of our common stock. The maximum and minimum amounts that we can require Moldbury Holdings Limited to purchase at any given time is subject to a floating number based on our closing bid price and our average trading volume in a thirty day period. The price per share in each such purchase shall be the greater of (i) 89% of the average closing bid price for the day of our notice to Moldbury Holdings Limited requesting its purchase, the two days preceding our notice, and the two days following our notice and
(ii) the minimum price set by us for such purchase. Moldbury Holdings Limited is not required to make any purchase if the shares being purchased are not registered pursuant to a then-effective registration statement. This offering was made pursuant to Rule 506 of Regulation D of the Securities Act.

         On February 17, 2000, as part of the above described transaction, we issued a warrant to Moldbury Holdings Limited to purchase up to 60,000 shares of our common stock at an exercise price of $9.34 per share, seventy-five percent (75%) of which vested and became exercisable on February 17, 2000 and the remaining twenty-five percent (25%) which will vest and become exercisable after Moldbury Holdings Limited has invested three million five hundred thousand dollars ($3,500,000) to purchase shares of common stock under the terms and conditions of the Equity Line of Credit Agreement. Such warrants expire on the close of business on February 17, 2003. This issuance was made pursuant to Rule 506 of Regulation D of the Securities Act.

         As part of such transactions, we paid $92,500 and issued 10,000 shares of our common stock to Trinity Capital Advisors, Inc., which acted as placement agent for the offerings.

         Description of our Series A Exchangeable Preferred Stock

         As of March 1, 2000, we had authorized 5,000,000 shares of Preferred Stock, of which 2,100 have been designated Series A Exchangeable Preferred Stock. The Series A Exchangeable Preferred Stock has the following terms:

         o No voting rights, except that holders of 75% of the Series A Exchangeable Preferred Stock must approve changes to the Certificate of Designation for the Series A Exchangeable Preferred Stock and issuances of our securities with rights senior to the Series A Exchangeable Preferred Stock.

         o Dividends accrue at a rate of 4% annually, unless our 30 day average trading price is equal to or greater than $9.00 at any time after July 15, 2000, in which case dividends will cease to accrue and accrued but unpaid dividends will be canceled. Dividends may be paid, at our option, in cash or in registered common stock.

         o In the event of our liquidation, the holders of the Series A Exchangeable Preferred Stock shall receive, before any payments to our common stock holders, $1,000 per share plus any accrued but unpaid dividends.

         o Holders of the Series A Exchangeable Preferred Stock may exchange such shares into shares of our common stock at any time and must exchange such shares upon our written request which cannot be made until the earlier of February 14, 2002 or the date upon which the average closing bid price of our common stock for five consecutive trading days is at least $10.00 and our average daily trading volume for the thirty consecutive trading days ending on the fifth day is at least 40,000 shares and the common stock underlying the outstanding Series A Exchangeable Preferred Stock is registered pursuant to a then-effective registration statement.

         o Until July 15, 2000 the exchange rate for each share of the Series A Exchangeable Preferred Stock is equal to the stated value of $1,000 divided by the Set Price, which is $10.45.

         o On July 15, 2000 and after, the exchange rate for each share of Series A Exchangeable Preferred Stock is equal to $1,000 divided by the lesser of (i) the Set Price or (ii) the Market Price, which is the average of any three consecutive closing bid prices of our common stock during the thirty trading day period ending on the day immediately prior to the exchange.

         o In the event that at the time of any exchange, the exchange rate per share is less than $6.00, at our option, we can pay the exchange in common stock, cash, or a combination of common stock and cash.

         o Until February 14, 2001, the exchange rate will never be greater than the Set Price or less than $2.375.

         o After the earlier of an underwritten secondary offering of our common stock or August 15, 2000, we can redeem the Series A Exchangeable Preferred Stock, in whole or in part, at a price equal to $1,400 per share, plus accrued, but unpaid dividends.

         Pursuant to the request of Nasdaq, the following is a pro forma balance sheet and income statement dated as of and for the seven months ended January 31, 2000 which demonstrates the Company's compliance with the continued listing requirements of the Nasdaq SmallCap Market.

         The unaudited pro forma consolidated information gives effect to the issuance of 1,850 shares of Series A Exchangeable Preferred Stock which occurred on February 15, 2000 and to the consummation of the Equity Line of Credit Agreement which occurred on February 16, 2000.

         The unaudited pro forma consolidated balance sheet at January 31, 2000 assumes that the issuance of the Series A Exchangeable Preferred Stock and the consummation of the Equity Line of Credit Agreement occurred on January 31, 2000. The unaudited pro forma consolidated statement of operations for the seven months ended January 31, 2000 assumes that the issuance of the Series A Exchangeable Preferred Stock and the consummation of the Equity Line of Credit Agreement occurred on July 1, 1999.

         The unaudited pro forma consolidated financial information is not necessarily indicative of the actual results that would have been reported if the transaction described above had occurred as of the dates referenced above nor do they purport to be indicative of the results of future operations. In the opinion of management, all adjustments necessary to present fairly such pro forma consolidated financial information have been made. Our future consolidated financial statements will reflect the transactions as of the consummation dates of February 15 and 16, 2000, respectively.

         The pro forma consolidated financial information should be read in conjunction with our consolidated financial statements as of June 30, 1999 and 1998 and for the two years ended June 30, 1999 included in our Form 10-KSB and our consolidated financial statements as of December 31, 1999 and for the six months ended December 31, 1999 included in our Form 10-QSB previously filed.

                        NAM Corporation and Subsidiaries
                     CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                January 31, 2000

                                                                                          Pro Forma
                                                                    Historic             Adjustments                    Pro Forma
                                                                 --------------        ---------------               ---------------
                               ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                         $ 776,600            $ 1,850,000    A              $ 2,514,100
                                                                                            (112,500)   C
  Marketable securities                                               477,560                                              477,560
  Accounts receivable (net of allowance for
     doubtful accounts of $110,000)                                   424,166                                              424,166
  Receivable for securities sold                                      196,075                                              196,075
  Other receivables                                                    48,094                                               48,094
  Prepaid expenses                                                     66,020                                               66,020
                                                                  -----------                                          -----------
     Total current assets                                           1,988,515                                            3,726,015

FURNITURE AND EQUIPMENT - AT COST, less
   accumulated depreciation                                           299,961                                              299,961

OTHER ASSETS                                                           30,711                                               30,711
                                                                  -----------                                          -----------

                                                                  $ 2,319,187                                          $ 4,056,687
                                                                  ===========                                          ===========


              LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                                  $ 241,217                                            $ 241,217
  Accrued liabilities                                                 213,011                                              213,011
  Accrued payroll and employee benefits                                61,470                                               61,470
  Deferred revenues                                                   246,680                                              246,680
                                                                  -----------                                          -----------

     Total current liabilities                                        762,378                                              762,378

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
  Preferred stock - $.001 par value; 5,000,000
    shares authorized;  none issued                                         -              1,850,000    A                1,527,000
                                                                                            (183,000)   A
                                                                                            (140,000)   A
  Common stock - $.001 par value; 15,000,000
    shares authorized; 3,416,233 shares issued
    and outstanding                                                     3,416                     10    B                    3,426

  Additional paid-in capital                                        4,830,616                183,000    A                5,041,106
                                                                                             140,000    A
                                                                                                 (10)   B
                                                                                            (112,500)   C

  Accumulated deficit                                              (3,301,506)                                          (3,301,506)

  Accumulated other comprehensive income                               24,283                                               24,283
                                                                  -----------                                          -----------
     Total stockholders' equity                                     1,556,809                                            3,294,309
                                                                  -----------                                          -----------
                                                                  $ 2,319,187                                          $ 4,056,687
                                                                  ===========                                          ===========

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

                        NAM Corporation and Subsidiaries
         CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) For the Seven
                          Months ended January 31, 2000

                                                                                     Pro Forma
                                                               Historic             adjustments                 Pro Forma
                                                            -------------         ---------------             -------------
Net revenues                                                 $ 2,254,413                                       $ 2,254,413
                                                             -----------                                       -----------

Operating costs and expenses
  Cost of services                                               566,225                                           566,225
  Sales and marketing expenses                                 1,217,835                                         1,217,835
  General and administrative expenses                          1,413,633                                         1,413,633
                                                             -----------                                       -----------
                                                               3,197,693                                         3,197,693
                                                             -----------                                       -----------
           Loss from operations                                 (943,280)                                         (943,280)

Other income
   Investment income                                             293,161                                           293,161
   Other income                                                   12,060                                            12,060
                                                             -----------                                       -----------
                                                                 305,221                                           305,221
                                                             -----------                                       -----------
            Loss before income taxes                            (638,059)                                         (638,059)

Income taxes                                                           -                                                 -
                                                             -----------                                       -----------
            NET LOSS                                            (638,059)                                         (638,059)

Preferred Stock Dividend                                               -             (183,000)(d)                 (183,000)

Net loss attributable to common stockholders                 $  (638,059)                                      $  (821,059)
                                                             ===========                                       ===========
Net loss per common share - basic and diluted                $     (0.19)                                      $     (0.24)
                                                             ===========                                       ===========
Weighted average shares outstanding - basic
  and diluted                                                  3,413,625                                         3,413,625
                                                             ===========                                       ===========

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

                        NAM Corporation and Subsidiaries

 Notes to Unaudited Pro Forma Consolidated Balance Sheet and Unaudited Pro Forma
                      Consolidated Statement of Operations

                                January 31, 2000


The unaudited pro forma consolidated balance sheet at January 31, 2000 assumes that the issuance of the Series A Exchangeable Preferred Stock and the consummation of the Equity Line of Credit Agreement occurred on January 31, 2000. The unaudited pro forma consolidated statement of operations for the seven months ended January 31, 2000 assumes that the issuance of the Series A Exchangeable Preferred Stock and the consummation of the Equity Line of Credit Agreement occurred on July 1, 1999.

(A) To record the issuance of 1,850 shares of Series A Exchangeable Preferred Stock with a stated value of $1,000 per share or $1,850,000 in total.

     Gross Proceeds from issuance of preferred stock             $1,850,000
                                                                 ==========

     Allocation of Gross Proceeds
              Fair value of preferred stock                       1,527,000
              Fair value of warrants                                183,000
              Fair value of beneficial conversion feature           140,000


(B) To record the issuance of 10,000 shares of common stock in connection with the equity financing agreements.

(C) To record financing costs of $112,500 with respect to the issuance of the preferred stock and equity line of credit agreement.

(D) To record the accretion of the beneficial conversion feature and the 4% preferred stock dividend.

Item 7.  Exhibits.

                                  EXHIBIT LIST

Exhibit Number        Description
--------------        -----------
     4.1              Certificate of Designation of Series A Exchangeable Preferred Stock, filed with the State of Delaware Office of the Secretary of State on February 15, 2000 (1)

     4.2              Exchangeable Preferred Stock and Warrants Purchase Agreement, dated as of
                      February 15, 2000 (1)

     4.3              Preferred Stock Registration Rights Agreement, dated as of February 15, 2000 (1)

                      Form of Stock Purchase Warrant (1)
     4.5
                      Private Equity Line of Credit Agreement between Moldbury Holdings Limited and
     4.6              the Company, dated as of February 16, 2000 (1)

                      Private Equity Line of Credit Registration Rights Agreement, dated as of
     4.7              February 16, 2000 (1)

                      Stock Purchase Warrant for Moldbury Holdings Limited (1)
     4.8

--------------------

(1) Incorporated herein in its entirety by reference to the Company's Registration Statement on Form SB-2, Registration No. 333-33420, as filed with the Securities and Exchange Commission on March 28, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                         NAM CORPORATION


                         By: /s/ Roy Israel
                             -------------------------------------------------
                             Name:  Roy Israel
                             Title: Chief Executive Officer and President



                         By: /s/ Patricia Giuliani-Rheaume
                             -------------------------------------------------
                             Name:  Patricia Giuliani-Rheaume
                             Title: Chief Financial Officer and Vice President


Date: March 29, 2000


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